UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

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DXP Enterprises, Inc.
______________________________________________________________________________________________________________________
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DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 2

DXP ENTERPRISES, INC.
5301 Hollister St.
Houston, Texas 77040
(713) 996-4700

LETTER FROM OUR CEO

May 2, 2022

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of DXP Enterprises, Inc. to be held at 10:00 a.m., Central Time, on Friday, June 10, 2022 at the Company's principal executive offices located at 5301 Hollister St., Houston, Texas 77040.

This year you will be asked to consider proposals concerning the election of directors.  Shareholders will also be asked to consider and act upon an advisory non-binding resolution approving the Company’s named executive officers compensation and the ratification of the appointment of PricewaterhouseCoopers, LLP, as the independent registered public accounting firm for the Company for fiscal 2022. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

The Board of Directors recommends that you approve the proposals and urges you to vote at your earliest convenience, whether or not you plan to attend the Annual Meeting.

Thank you for your cooperation.

Sincerely,

/s/ David R. Little
David R. Little
Chairman of the Board,
President and Chief Executive Officer

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 3

DXP ENTERPRISES, INC.
5301 Hollister St.
Houston, Texas 77040

Notice of Annual Meeting of Shareholders to be Held June 10, 2022

ITEMS OF BUSINESS

The Annual Meeting of the Shareholders (the "Annual Meeting") of DXP Enterprises, Inc., a Texas corporation (the "Company"), will be held on Friday, June 10, 2022, at 10:00 a.m., Central Time, at the Company's principal executive offices located at 5301 Hollister St., Houston, Texas 77040,* for the following purposes:

1	Elect six board of director nominees to hold office as directors until the next Annual Meeting and until their respective successors are duly elected and qualified;
2	Approve, on a non-binding, advisory basis, the compensation of the named executive officers;
3	Ratify the appointment of PricewaterhouseCoopers, LLP, as the independent registered public accounting firm of the Company for the year ended December 31, 2022; and
4	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

WHO CAN VOTE?

The holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on April 19, 2022, will be entitled to vote at the Annual Meeting. Please note that there are separate forms of proxy cards for each class of stock.

By Order of the Board of Directors,

/s/ David R. Little
David R. Little
Chairman of the Board,
President and Chief Executive Officer
May 2, 2022

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 4

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 5

PROXY STATEMENT SUMMARY

To assist you in reviewing the proposals to be acted upon at our 2022 Annual Meeting, below is a summary of information regarding the meeting, each proposal to be voted upon at the meeting and DXP Enterprises, Inc. business and corporate governance highlights. The following description is only a summary and does not contain all of the information you should consider before voting. For more information about these topics, please review DXP's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the complete Proxy Statement. In this Proxy Statement, the terms "DXP", "We" or the "Company" refer to DXP Enterprises, Inc., and its consolidated subsidiaries or the consolidated subsidiaries of DXP Enterprises, Inc. as the context requires.

2022 Annual Meeting of Shareholders
DATE AND TIME: June 10, 2022, 10:00 am Central Time
PLACE: DXP Enterprises, Inc.'s Corporate Headquarters, 5301 Hollister St., Houston, TX
RECORD DATE: April 19, 2022

We are mailing to shareholders of record a Notice of Internet Availability of Proxy Materials and will make this proxy statement and our annual report, which contains audited financial statements for the fiscal year ended December 31, 2021, available to our shareholders of record on or about May 9, 2022.

Voting Matters

PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION

Proposal 1: Election of directors	We are asking shareholders to elect each of the six directors identified to serve until the next Annual Meeting and until their respective successors are duly elected and qualified.	☑ FOR each nominee
Proposal 2: Advisory vote to approve named executive officer compensation	We are asking shareholders to consider and act upon an approval of a non-binding, advisory vote on the compensation of the Company’s named executive officers.	☑ FOR
Proposal 3: Ratification of the appointment of the independent registered public accounting firm
We are asking shareholders to ratify the appointment of PricewaterhouseCoopers, LLP to act as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2022.
☑ FOR

Review Your Proxy Statement and Vote in One of the Following Ways:

: VIA THE INTERNET	( BY TELEPHONE	*+ BY MAIL
Visit the website listed on your Notice of Internet Availability, proxy card or voting instruction form	Call the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form in the enclosed envelope

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, trustee or other intermediary to see which voting methods are available to you.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 6

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 10, 2022

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) related to the internet availability of proxy materials, DXP Enterprises, Inc., is providing access to its proxy materials by notifying you of the availability of its proxy materials on the internet. DXP’s proxy statement for the Annual Meeting to be held on June 10, 2022 and Annual Report on Form 10-K are available at http://materials.proxyvote.com/233377, which does not have “cookies” that identify visitors to the site. This website is not a form for voting and presents only an overview of the more complete proxy materials. Shareholders are encouraged to access and review the proxy materials before voting. This website will also have directions to attend the meeting and vote in person. You may obtain such reports from the SEC’s website at www.sec.gov. We will provide, free of charge, a copy of any of our corporate documents listed above (i) by internet at www.proxyvote.com (ii) by email request at sendmaterial@proxyvote.com, (iii) by calling toll free at 1-800-579-1639 or (iv) upon written request to our Corporate Secretary at the Company's offices at 5301 Hollister St., Houston, Texas 77040.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 7

FISCAL YEAR 2021 BUSINESS HIGHLIGHTS

DXP Enterprises, Inc. works to conduct business in ways that are principled, transparent, and accountable to our shareholders and other key stakeholders. We believe doing so generates long-term value.

In fiscal 2021, DXP returned to year-over-year growth in sales and adjusted EBITDA. Our end-markets began to rebound while the pandemic continued. During fiscal 2021, we continued to serve customers, while maintaining the health and safety of our employees. Our strong balance sheet and liquidity allowed us to minimize the impact on wages, benefits and bonus programs, with the objective of maintaining our workforce through the pandemic, while investing in long-term growth and advancing our strategic and operational initiatives.

Sales increased 11 percent to approximately $1.1 billion. Free cash flow (cash flow from operating activities less capital expenditures) was $32.8 million and Adjusted EBITDA was $70.2 million for the full year. Management uses the aforementioned non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our underlying operations. We believe that the presentation of these non-GAAP financial measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures

Our fiscal year 2021 business performance highlights include:

Business Performance

GAAP	Non-GAAP	Non-GAAP
$1.1 billion Sales	$32.8 million Free Cash Flow*	$70.2 million Adjusted EBITDA**

These performance results should be read together with the information in our Annual Report on Form 10-K, and the risk factors contained in that Annual Report and our subsequent periodic reports.

*Free Cash Flow is a non-GAAP measure. Free Cash Flow is defined as cash provided by operations less net purchase of property and equipment. We believe Free Cash Flow is an important liquidity metric because it measures, during a given period, the amount of cash generated that is available to fund acquisitions, make investments, repay debt obligations, repurchase company shares, and for certain other activities. We believe that cash flow from operations is the financial measure calculated and presented in accordance with U.S. GAAP that is most directly comparable. See pages 34-35 of our Annual Report on Form 10-K for the year ended December 31, 2021 that has been filed with the SEC for a more detailed reconciliation of free cash flow to cash flow from operations.

** Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as the sum of consolidated net income in such period, plus to the extent deducted from consolidated net income: (i) income tax expense, (ii) franchise tax expense, (iii) consolidated interest expense, (iv) amortization and depreciation during such period, (v) all non-cash charges and adjustments, and (vi) non-recurring cash expenses related to the Term Loan; in addition to these adjustments, we exclude, when they occur, the impacts of impairment losses and losses/(gains) on the sale of a business. EBITDA is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations. See pages 32-33 of our Annual Report on Form 10-K for the year ended December 31, 2021 that has been filed with the SEC for a more detailed reconciliation of Adjusted EBITDA to EBITDA.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 8

Annual Sales Performance ($ in millions)
$2,000.0
$1,500.0
$1,000.0
$500.0
$—
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Fiscal 2021 Sales Performance by business segment and end market

Below is a summary of fiscal 2021 sales by business segment and end market1:

1 Sales by End Market reflect management estimates as of fiscal year 2021
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 9

CORPORATE GOVERNANCE HIGHLIGHTS

Our Board of Directors recognizes that DXP's success over the long-term requires a robust framework of corporate governance that serves the best interests of all our shareholders. Below are highlights of our corporate governance framework.

☑	Board refreshment remains a key area of focus, as evidenced by the 2021 addition of Karen Hoffman and Kent Yee, 2020 addition of Joseph R. Mannes and the 2016 addition of David Patton, to our Board.	☑	All committees of the Board are comprised exclusively of independent directors.
☑	All of our directors are elected annually.	☑	The Board is responsible for overseeing DXP's risk management. As part of this oversight, the Board regularly reviews DXP's policies and practices with respect to risk assessment and management, including discussing with management DXP's major risk exposures and the steps that have been taken to monitor and mitigate such exposures.
☑	Our independent directors regularly meet in private executive sessions without management present.	☑	All members of our Audit, Compensation and Nominating and Governance Committees are independent as defined by the NASDAQ listing standards and applicable SEC rules.

Shareholder Engagement

We value our investor's perspective on our business and each year we proactively interact with investors through various engagement activities. In 2021, these included our annual stockholder meeting, quarterly earnings calls and engaging a third party proxy solicitor to assist with stakeholder engagement. Our 2021 engagement with stakeholders focused on investor concerns regarding executive compensation, diversity and inclusion, environmental impact and ESG initiatives, disclosures and oversight.

We actively seek and value feedback from our shareholders. In addition to our traditional investor relations outreach efforts, we engage from time-to-time with significant shareholders on topics including our business strategy and financial performance, governance and executive compensation programs and other initiatives. We shared feedback received during these meetings with our Nominating and Governance Committee and Compensation Committee, informing their decision-making.

Board of Directors

Below is an overview of each of the director nominees you are being asked to elect at the 2022 Annual Meeting.

NAME	DIRECTOR SINCE	PRINCIPAL PROFESSIONAL EXPERIENCE	COMMITTEE MEMBERSHIPS	OTHER PUBLIC COMPANY BOARDS
David R. Little	1996	Chairman, President and CEO, DXP	—	—
Kent Yee	2021	SVP CFO and Secretary, DXP	—	—
Timothy P. Halter*	2001	CEO, Halter Financial Group	A, N, C	—
David Patton*	2016	Partner, law firm Locke Lord. Chair Emeritus Energy Practice	A, N, C	—
Joseph R. Mannes*	2020	President and Board member of SAMCO Capital Markets, Inc.	A, N, C	—
Karen Hoffman*	2021	Global Tax Director, Transocean Ltd	A, N, C	—

**= Independent director            N = Nominating and Governance Committee
A = Audit Committee            C = Compensation Committee

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 10

Highly-Skilled Board of Directors

The board has taken a thoughtful and deliberate approach to board composition to ensure that our directors have backgrounds that collectively add significant value to the strategic decisions made by the Company and enable them to provide oversight of management to ensure accountability to our shareholders.

The composition of our director nominees consists of:

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 11

Specific Experience, Qualifications, Attributes and Skills of Directors

The Nominating and Governance Committee seeks Directors with experience, qualifications, attributes and skills that align with our business strategy. The following table describes key experience and expertise that our Director nominees collectively possess and that we consider most relevant to the decision to nominate candidates to serve on the Board.

3
50%
3

CEO Leadership Experience. Active or recently retired CEO of organization similar to DXP

1
83%
5

Accounting & Finance. Experience as an accountant or auditor at an accounting firm, Chief Financial or Accounting Officer, Controller or other relevant experience in finance and accounting, including experience in accounting, financial reporting processes, capital allocation, financial markets, acquisitions and post-acquisition integration.

2
67%
4

Risk Management. Experience with risk management of an organization and management of specific types of risk including distribution, manufacturing, technology, cybersecurity, acquisition and other related risks.

2
67%
4

Corporate Governance. Experience or expertise in corporate governance matters, including through service on the boards of other public or private companies, as well as experience with CEO and senior management succession planning and management of Environmental, Social and Governance (ESG) issues.

2
67%
4

Operations. Practical experience managing the operations of a business or organization including developing, assessing and implementing an operating plan and business operation strategy.

2
67%
4

Strategic Planning & Business Development. Strategic experience in business development and acquisitions including experience developing and implementing growth strategies.

3
50%
3

Industry – Oil & Gas. Experience in oil & gas markets for understanding and reviewing our business and strategy in one of the industry sectors and dynamic segments we serve.

The Nominating and Governance Committee has reviewed with the Board the specific experience, qualifications, attributes and skills each Director nominee standing for election as a Director at this Annual Meeting. The Committee has concluded that each Director nominee has the appropriate skills and qualifications required of Board membership and that each possesses an in-depth knowledge of the Company's businesses and strategy. The Committee further believes that our Board is composed of well-qualified and well-respected Directors who possess strength in business, finance and the capital markets.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 12

Director Skills Matrix

A mark in the Director skills matrix below indicates a specific or specialized area of focus or expertise that each Director nominee brings to the Board. Not having a mark does not mean that the Director does not possess that qualification or skill.
Skills, Experience & Qualifications

Additional information regarding the biography, experience and key competencies of each individual Director nominee and current Director, as reviewed and considered by the Committee, is provided on page 18 of this Proxy Statement

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 13

Environmental, Social and Governance Matters

ESG Highlights

DXP Enterprises, Inc. is dedicated to a global stewardship, focusing on sustainable environmental, social practices and responsible governance activities. We utilize a comprehensive continuous improvement business mindset, in all aspects of our business. Our team is committed to meeting the performance needs of end users while maintaining the highest standards of conduct.

The Board is committed to supporting the Company’s efforts to conduct its business in a principled, transparent, and accountable manner. The Board believes that its effective oversight of Environmental, Social and Governance (ESG) matters is central to its risk oversight function. The Nominating and Governance Committee is responsible for oversight of significant ESG matters.

In 2021, DXP published its first ESG report, which is based on the Global Reporting Initiative (GRI) framework with cross-references to relevant Sustainability Accounting Standards Board (SASB) principles. More information about DXP’s initial corporate 2021 Sustainability Report can be found at https://www.dxpe.com/about-us/corporate-sustainability. The report includes important information gathered from across our operations regarding environmental and safety practices, including how we support energy transition efforts and support clean water and wastewater metrics and efforts. We are continually monitoring and strategically implementing actions to improve our environmental, social and safety impact.

Our employees are our greatest asset, and each employee plays an important role in the success of our Company and the overall business. Stakeholders and interested parties are key to fulfilling our corporate responsibilities which includes sustainability.

Environmental Sustainability

DXP Enterprises monitors and seeks to incorporate environmental sustainability practices in its operations and supply chain. Several of our facilities are certified ISO 9001.

Social Responsibility

DXP is committed to providing a safe and health work environment. The Company instructs its employees to be responsible for observing the health and safety rules, policies, practices, laws and regulations and taking necessary precautions to protect themselves and co-workers including wearing safety equipment. We encourage employees to immediately report accidents, injuries, occupational illnesses and unsafe practices or conditions; and ensure that first aid kits are available to all employees

Corporate Governance

DXP's governance practices serve an important role in the Company's ability to conduct its operations in a responsible and ethical manner. Over governance practices include:
•Declassified Board;
•All non-employee directors are independent in accordance with the NASDAQ listing standards; and
•Three standing Board Committees - Audit, Compensation and Nominating and Governance Committees.

Further details are outlined under the heading "Corporate Governance and Other Board Matters."

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 14

DXP ENTERPRISES, INC.
Proxy Statement
For Annual Meeting of Shareholders
to be Held June 10, 2022

Annual Meeting of Stockholders
This proxy statement is furnished to the shareholders of DXP Enterprises, Inc. (the “Company” or “DXP”), 5301 Hollister St., Houston, Texas 77040 (Tel. No. 713 996-4700), in connection with the solicitation by the Board of Directors of DXP (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, June 10, 2022, at 10:00 a.m., Central Time, at DXP’s principal executive offices, 5301 Hollister St., Houston, Texas 77040, or any adjournment thereof.

Proxies appointing David R. Little and Kent Yee to serve as proxies, in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein, unless revoked in the manner provided below. The Board recommends a vote “FOR” the election of nominees for director listed in this proxy statement and the accompanying proxy card, “FOR” approval, on a non-binding, advisory basis, the compensation of the CEO and named executive officers and “FOR” ratification of the appointment of PricewaterhouseCoopers, LLP, as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2022. If a shareholder does not specify otherwise in the proxy, the shares represented by his or her proxy will be voted as recommended by the Board.

The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire.  The proxy of a record holder may be revoked at any time before it is exercised by written notice delivered to the Corporate Secretary at 5301 Hollister St., Houston, Texas 77040, at or prior to the meeting. We are mailing to shareholders of record a Notice of Internet Availability of Proxy Materials and will make this proxy statement and our annual report, which contains audited financial statements for the fiscal year ended December 31, 2021, available to our shareholders of record on or about May 9, 2022. If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s or intermediary's voting process. You should follow the instructions on your broker’s or intermediary’s voting instruction card. To vote the shares that you hold in “street name” in person at the Annual Meeting, you must bring a legal proxy from your broker, bank or other nominee.

Record Date
At the close of business on April 19, 2022 (the “Record Date”) there were outstanding and entitled to vote 18,775,571 shares of Common Stock, par value $0.01 per share (the “Common Stock”), 1,122 shares of Series A Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), and 15,000 shares of Series B Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”), and only the holders of record on the Record Date are entitled to vote at the meeting.

Right to Vote
The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to such holders at the meeting. The holders of record of Series A Preferred Stock and Series B Preferred Stock on the Record Date will be entitled to one-tenth of one vote per share on each matter presented to such holders at the meeting voting together with the holders of Common Stock as a single class. The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock is necessary to constitute a quorum for the transaction of business at the meeting.

Shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a class, held by shareholders present in person or represented by proxy, including shares held by shareholders that abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present at the meeting.

If a broker does not have discretionary voting authority to vote shares for which it is the holder of record with respect to a particular matter at the meeting, the broker cannot vote the shares, they will return a broker non-vote as to that matter, and the broker non-votes will only be counted as present in determining whether a quorum is present.  Broker non-votes will have no effect on matters that require approval by the affirmative vote of a majority of the shares present and entitled to vote on the matter. Abstentions will have the same effect as votes against a proposal for matters that require approval by the affirmative vote of a majority of the shares present and entitled to vote on
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 15

the matter.  Broker non-votes and any abstentions would not be treated as, and would have no effect on, a vote for or against a matter that requires the affirmative vote of a certain percentage of the votes cast on that matter. Broker non-votes and any withhold votes will have no effect on the plurality vote on the election of directors. As the ratification of auditors is a routine matter no broker non-votes are expected.

The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class and entitled to vote at the meeting is required for the election of directors. The affirmative vote of the holders of shares representing at least a majority of the shares of our Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, that are entitled to vote at the meeting and that are represented at the meeting, by person or proxy, is required for approval of the non-binding, advisory vote on executive compensation and the ratification of the appointment of PricewaterhouseCoopers, LLP, as the independent registered public accounting firm of the Company for the year ended December 31, 2022

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 16

MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, are entitled to vote with respect to each of the six nominees for election to the Board. All directors hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or their earlier resignation or removal.

It is the intention of the persons named in the proxies for the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock to vote the proxies “FOR” the election of each of the nominees named below, unless otherwise specified in any particular proxy. Management of DXP does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board. In accordance with DXP’s Bylaws and Texas law, a shareholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors.

The persons listed below have been nominated for election to fill the six director positions.

NOMINEE	AGE	POSITION	SINCE
David R. Little	70	Chairman of the Board, President and CEO	1996
Kent Yee	47	Senior Vice President/Chief Financial Officer	2021
Timothy P. Halter	55	Director	2001
David Patton	72	Director	2016
Joseph R. Mannes	63	Director	2020
Karen Hoffman	43	Director	2021

Board Recommendation

☑ Our Board recommends that you vote "FOR" each of or "FOR ALL" the election of the above nominees.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 17

Information Regarding Board Nominees and Directors

Background of Board Nominees for Director

DAVID R. LITTLE

SKILLS AND QUALIFICATIONS
• Public company CEO and President	• M&A
• Strategy and operations	• Finance
• Distribution, manufacturing	• Human capital

Mr. Little has served as Chairman of the Board, President and Chief Executive Officer of DXP since its organization in 1996 and also has held these positions with SEPCO Industries, Inc., predecessor to the Company (“SEPCO”), since he acquired a controlling interest in SEPCO in 1986.

Mr. Little has been employed by SEPCO since 1975 in various capacities, including Staff Accountant, Controller, Vice President/Finance and President. Mr. Little gives our Board insight and in-depth knowledge of our industry and our specific operations and strategies. He also provides leadership skills and knowledge of our local community and business environment, which he has gained through his long career with DXP and its predecessor companies.

KENT YEE

SKILLS AND QUALIFICATIONS
• Finance and accounting	• M&A
• Strategy and operations	• Human resources
• Distribution, manufacturing	• Capital markets

Mr. Yee has served as a Director of DXP since April 2021. Mr. Yee was appointed Senior Vice President/Chief Financial Officer in June 2017. Currently, Mr. Yee is responsible for acquisitions, finance, accounting, business integrations and human resources of DXP. From March 2011 to June 2017, Mr. Yee served as Senior Vice President Corporate Development and led DXP's mergers and acquisitions, business integration and internal strategic project activities.

During March 2011, Mr. Yee joined DXP from Stephens Inc.'s Industrial Distribution and Services team where he served in various positions and most recently as Vice President from August 2005 to February 2011. Prior to Stephens, Mr. Yee was a member of The Home Depot’s Strategic Business Development Group with a primary focus on acquisition activity for HD Supply. Mr. Yee was also an Associate in the Global Syndicated Finance Group at JPMorgan Chase. He has executed over 48 transactions including more than $1.5 billion in M&A and $3.4 billion in financing transactions primarily for change of control deals and numerous industrial and distribution acquisition and sale assignments. He holds a Bachelors of Arts in Urban Planning from Morehouse College and an MBA from Harvard University Graduate School of Business.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 18

TIMOTHY HALTER

SKILLS AND QUALIFICATIONS
• M&A	• Global / international experience
• Capital markets	• Compensation / incentives
• Strategic planning	• Entrepreneurship
• Strategy

Mr. Halter has served as a Director of DXP since July 2001. Mr. Halter is the Chairman and Chief Executive Officer of Halter Financial Group, Inc., a position he has held since 1995. Halter Financial Group is a Dallas, Texas based consulting firm specializing in the areas of mergers, acquisitions and corporate finance. Mr. Halter brings to our Board extensive experience in the area of strategic planning, corporate finance, compensation and entrepreneurship.

JOSEPH R. MANNES, CFA

SKILLS AND QUALIFICATIONS
• CEO and executive leadership	• Capital markets
• Strategy and operations	• Corporate governance
• Finance and technology	• Distribution and manufacturing

Mr. Mannes has served as a Director of DXP since February 2020. Mr. Mannes is the President and a member of the board of directors of SAMCO Capital Markets, Inc., a position he has held since 2010. Prior to that he was the Chief Operating Officer and Managing Director (Corporate Finance) of SAMCO Capital Markets, Inc., which is a regional broker/dealer based in Austin, Texas, specializing in underwriting, financial advisory, and corporate finance. Mr. Mannes brings extensive experience across multiple industries, including banking, investment banking, technology, retail, distribution and manufacturing. Mr. Mannes graduated with an AB from Dartmouth College and an MBA from the Wharton School, graduate division. His experience includes time as a chief financial officer with Clearwire Technologies and E-Certify. He was formerly the Chairman of the Board of Tandy Leather Factory, is currently President of the Provincial Foundation and serves on the boards of various private companies. Mr. Mannes is a Chartered Financial Analyst.

DAVID PATTON

SKILLS AND QUALIFICATIONS
• Legal	• General management
• Corporate governance	• Risk management
• Oil and gas

Mr. Patton has served as a Director of DXP since July 2016.  Mr. Patton is a partner at Locke Lord LLP and Chair-Emeritus of the Locke Lord LLP’s Energy Practice Group where he began his career in 1977.  He has over 40 years of experience in various legal aspects of the oil and gas industry, including acquisitions and sales of assets or equity interests, drafting and negotiating leases, contracts, and agreements related to field operations. David has represented clients in connection with surface use conflicts, day to day exploration and development activities, and the resolution of oil and gas disputes.  He is a frequent speaker on oil and gas issues and is active in the Rocky Mountain Mineral Law Foundation and the State Bar of Texas.  Mr. Patton brings to our Board a diverse business background including extensive knowledge in the oil and gas industry, experience with acquisitions and overall familiarity with issues surrounding managing and leading publicly held companies.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 19

KAREN HOFFMAN, CPA

SKILLS AND QUALIFICATIONS
• Accounting	• General management
• Corporate governance	• Oil and gas
• Tax	• Risk management

Mrs. Hoffman has served as a Director of DXP since November 2021. Mrs. Hoffman is the Global Tax Director for Transocean Ltd., a position she has held since 2020. Prior to Transocean Ltd, she spent eighteen years with PricewaterhouseCoopers LLP with experience in tax accounting and the energy industry. Mrs. Hoffman started her career at PricewaterhouseCoopers LLP.

Mrs. Hoffman graduated with a B.A. from The University of Texas in Business Administration and a Masters in Professional Accounting from the graduate division. Mrs. Hoffman is a Certified Public Accountant (CPA).

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 20

Corporate Governance and Other Board Matters

DXP is committed to having sound corporate governance principles. Having such principles is essential to running DXP’s business efficiently and maintaining DXP’s integrity in the marketplace.

DXP's Internet address is www.dxpe.com. The following corporate governance documents are available on our website by clicking on tabs “Investors” and “Corporate Governance”:

•Code of Conduct
•Code of Ethics for Senior Financial Officers, and
•Charters for the Audit, Compensation and Nominating and Governance of our board.
•The information included in our website is not incorporated herein by reference.

Board Independence

The Board has determined that each of the current directors standing for re-election, except David R. Little and Kent Yee, the Chairman of the Board and Chief Executive Officer and Chief Financial Officer, respectively, have no material relationship with DXP (either directly or as a partner, shareholder or officer of an organization that has a relationship with DXP) and is “independent” within the requirements of the NASDAQ listing standards. Furthermore, the Board has determined that each of the members of each of the committees of the Board of Directors has no material relationship with DXP (directly or as a partner, shareholder or officer of an organization that has a relationship with DXP) and is “independent” within the requirements of the NASDAQ listing standards.

Board Structure and Committee Composition

The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on the Board possess considerable professional and industry experience and a unique knowledge of the challenges and opportunities that DXP faces. As such, the Board believes that it is in the best position to evaluate the needs of DXP and to determine how best to organize DXP’s leadership structure to meet those needs. The Board believes that the most effective leadership structure for DXP at the present time is for Mr. Little to serve as both Chairman of the Board and Chief Executive Officer.

This model has succeeded because it makes clear that the Chairman of the Board and Chief Executive Officer is responsible for managing our business, under the oversight and review of our Board. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board, helping both to act together in pursuing the best interests of shareholders. Mr. Little has been our Chairman of the Board and Chief Executive Officer since DXP’s organization in 1996 and has been with DXP and its predecessor companies for over 40 years.

There is no specific lead independent director. The Board believes that there is already substantial independent oversight of DXP’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

•We have a majority of independent directors: Four out of the six directors meet the criteria for independence required by NASDAQ; only Mr. Little and Mr. Yee are deemed not to be independent.
•All committees are composed solely of independent directors: Our Audit, Compensation and Nominating and Governance Committees are each composed solely of independent directors. Each of our independent directors serves on each of the committees.
•Non-employee directors meet regularly: Our non-employee directors typically meet in executive sessions without our employee directors (Mr. Little and Yee) at each regularly scheduled Board meeting.

The Board has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. The Board met six times in 2021. Each director attended (whether in person or telephonically) all of the
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 21

meetings of the Board and committees of which he or she was a member. DXP does not have a policy regarding director attendance at Annual Meetings of Shareholders. One director attended the last Annual Meeting of Shareholders.

Messrs. Halter, Mannes, Patton and Mses. Hoffman are the members of the Audit, Compensation and Nominating and Governance Committees.

Audit Committee

DXP has an Audit Committee, which assists the Board in fulfilling its responsibilities for general oversight of the integrity of DXP’s financial statements, DXP’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of DXP’s independent auditors. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter; appoints, evaluates and determines the compensation of DXP’s independent auditors; reviews and approves the financial statements, the audit fee and the scope of the annual audit; reviews DXP’s disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on DXP’s financial statements. The Audit Committee works closely with management as well as DXP’s independent auditors. Furthermore, the Audit Committee has the responsibility of overseeing DXP’s Business Ethics Policy. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from DXP for outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board has determined that Audit Committee Chairman Joseph R. Mannes is an audit committee financial expert as defined by Item 407(d)(5)(ii) of Regulation S-K, as adopted by the Securities and Exchange Commission, and was independent within the meaning of the NASDAQ listing standards. The report of the Audit Committee is included herein. A current copy of the charter of the Audit Committee is available under the "Investors" tab of DXP’s website at http://www.dxpe.com.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to compensation of DXP’s executive officers and directors; produces an annual report on executive compensation for inclusion in DXP’s proxy statement; provides general oversight of equity compensation plans; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include: reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving employment agreements for executive officers; approving and amending DXP’s incentive compensation for executive officers and share compensation programs (subject to shareholder approval if required); recommending director compensation to the Board; monitoring director and executive stock ownership; and annually evaluating its charter.

The Compensation Committee charter provides that the Compensation Committee may delegate any of its duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two members of the Compensation Committee. No such delegation of duties and responsibilities occurred in 2021. In addition, the Compensation Committee may delegate to one or more individuals the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation may be revoked by the Compensation Committee at any time.

A current copy of the charter for the Compensation Committee is available under the "Investors" tab of DXP’s website at http://www.dxpe.com.

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 22

include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairman of the Compensation Committee, evaluating the performance of the Chairman of the Board and Chief Executive Officer and presenting the results of the review to the Board and to the Chairman of the Board and Chief Executive Officer; reviewing and recommending proposed changes to DXP’s charter or bylaws and Board committee charters; recommending Board committee assignments; reviewing governance-related shareholder proposals and recommending Board responses; and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members.

A current copy of the charter for the Nominating and Governance Committee is available under the "Investors" tab of DXP’s website at http://www.dxpe.com.

Voting Matters
During our 2021 Annual Shareholders meeting, Mr. Patton received 47 percent of votes. While we did not have a majority voting standard at the time, the Nominating and Governance Committee made the decision to amend the Company's bylaws and provide for such a standard going forward. As Nominating and Governance chair, Mr. Patton and the board received feedback that included updating our bylaws, and adding board members that would enhance gender and racial diversity. As such, given the experience and lack of availability of potential qualified board members, the Committee elected to have Mr. Patton remain in his position through the 2022 Annual Shareholders meeting while addressing the feedback DXP had received.

Majority Voting Standard

General
Our Bylaws provide for majority voting in uncontested director elections effective January 1, 2022 in response to previous years stakeholder feedback. If an incumbent director is not elected by a majority of the votes cast in an uncontested election, our Nominating and Governance Committee will submit for prompt consideration by the Board a recommendation whether to accept or reject the director’s resignation. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.

Contested Elections
At any meeting of shareholders for which the number of nominees for director at a meeting of shareholders exceeds the number of directors to be elected at such meeting or if the Secretary of the Company receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the Company’s Bylaws and such nomination has not been withdrawn on or before the fourteenth day before the Company first files its definitive proxy statement with respect to such meeting with the Securities and Exchange Commission the directors will be elected by a plurality of the votes cast. This means that the nominees who receive the most affirmative votes would be elected to serve as directors

Board’s Role in Risk Oversight

Risk is inherent in every business, and DXP faces many risks of varying size and intensity. While management is responsible for day-to-day management of those risks, the Board, as a whole and through its committees, oversees and monitors risk management. In this role, the Board is responsible for determining that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board administers its risk oversight function primarily by receiving regular reports from Mr. Little, our Chairman of the Board and Chief Executive Officer, and other members of our senior management who supervise various aspects of our business, including operations, finance, compliance, investor relations and safety and environmental matters, on risk management. The Audit Committee and the Compensation Committee review risks related to the Company’s financial and compensation practices, respectively. By having these committees engaged in aspects of risk oversight, the Board intends to have a focus on financial, enterprise and compensation risks. The Board believes that its administration of risk management oversight has not affected the Board’s leadership structure, as described above.

While the Board is ultimately responsible for risk oversight, the committees assist the Board in the areas described below.
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 23

•The Audit Committee assists with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements.
•The Compensation Committee assists with respect to management of risks related to executive succession and retention and arising from our executive compensation policies and programs.
•The Nominating and Governance Committee assists with respect to management of risks associated with Board organization and membership, and other corporate governance matters, as well as company culture and ethical compliance.

We have assessed the risks arising from DXP's compensation policies and practices for employees, including the executive officers. The findings were reviewed with the Compensation Committee. Based on the assessment, we believe our compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on DXP.

Consideration of Shareholder Recommendations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for board membership and should be addressed to:

Corporate Secretary
DXP Enterprises, Inc.
5301 Hollister St.
Houston, Texas 77040

Director Qualifications

Members of the Board should have the highest professional and personal ethics and values, consistent with longstanding DXP values and standards. They should have broad experience at the policy-making level in business, government, education or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. The Nominating and Governance Committee does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities.

Identifying and Evaluating Nominees for Director

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee regularly assesses the appropriate size of the Board, the make-up of the board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year. The Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for the Board as set forth in the Company’s bylaws, and the procedures described in the section entitled “Proposals for Next Annual Meeting” in this proxy statement. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting prior to the issuance of the proxy statement for DXP’s Annual Meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee.
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In evaluating such nominations, the Nominating and Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of non-management directors are held at least four times a year. The sessions are scheduled and chaired by the Chair of the Audit Committee. Any non-management director may request that an additional executive session be scheduled.

Communications with the Board

Shareholders may communicate with the Board by submitting an e-mail to the attention of the Board at dxpboardcom@dxpe.com or by mailing correspondence to the Board c/o Human Resources, 5301 Hollister St., Houston, Texas 77040. All such correspondence will be forwarded to the Board. Communications that are intended specifically for non-management directors should be sent to the attention of the Audit Committee. All such correspondence will be forwarded to the Chairman of the Audit Committee, or if unavailable, to the other members of the Audit Committee.

COMMITTEES AND MEETINGS OF THE BOARD

Committees

The Board appoints committees to help carry out its duties. The Board has the following standing committees: Audit, Compensation, and Nominating and Corporate Governance. The following table sets forth the committees of the Board and their members as of the date of this proxy statement, as well as the number of meetings each committee held during 2021:

Director	Audit Committee	Compensation Committee	Nomination/Corporate Governance Committee
David Little	—	—	—
Kent Yee	—	—	—
Timothy Halter	✓	†	✓
David Patton	✓	✓	†
Joseph R. Mannes	†	✓	✓
Karen Hoffman	✓	✓	✓
Number of meetings held in 2021	6	6	6
† - Denotes chair

COMPENSATION OF DIRECTORS

We use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board and the Compensation Committee are guided by the following principles:

•compensation should fairly pay directors for work required in a company of our size and scope, and differentiate among directors where appropriate to reflect different levels of responsibilities;

•a significant portion of the total compensation should be paid in stock-based awards to align directors' interest with the long-term interests of our shareholders; and

•the structure of the compensation program should be simple and transparent.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 25

Director’s Fees. During 2021, each of our independent directors received a fee of $3,000 for each quarterly board meeting. Our directors who are our employees or otherwise are not independent do not receive any compensation for attending board or committee meetings. Additionally, during fiscal 2021, the Board of Directors engaged Longnecker & Associates to review both directors and executive compensation and pay. Effective, January 1, 2022, it was determined the the board would receive an increase in fees from $3,000 for each quarterly board meeting to $12,500 per quarterly board meeting. The following table summarizes the additional chair fees for the Board.

Annual Fees
Board Committee Service	Chair ($)
Audit	15,000
Compensation	10,000
Nominating & Governance	10,000

Restricted Stock. In addition to the compensation set forth above, each non-employee director receives restricted stock granted under the 2016 Omnibus Incentive Plan. The number of whole shares granted each July 1 is calculated by dividing $75,000 by the closing price of the Common Stock on such July 1. The fair value of restricted stock awards is measured based upon the closing prices of DXP’s Common Stock on the grant dates and is recognized as compensation expense over the vesting period of the awards.

On July 1, 2021, Messrs. Mannes, Halter and Patton each received 2,206 shares of restricted stock. The shares of restricted stock vest on the anniversary of the date of grant.

Indemnification

The Company has entered into indemnification agreements with each of its directors. These agreements require the Company to indemnify such individuals for certain liabilities to which they may become subject as a result of their affiliation with the Company, to the extent permitted by applicable law.

Other Items

The Company reimburses all directors for reasonable travel expenses incurred when attending Board and committee meetings.

The table below summarizes the compensation paid by the Company to our Directors, other than Mr. Little and Mr. Yee, for the fiscal year ended December 31, 2021.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 26

FY2021 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Timothy Halter	12,000	75,000	—	—	—	—	87,000
David Patton	12,000	75,000	—	—	—	—	87,000
Joseph R. Mannes	12,000	75,000	—	—	—	—	87,000
Karen Hoffman (2)	6,000	—	—	—	—	—	6,000

(1) The amounts shown in the Stock Awards column reflect the full grant date fair value of restricted stock awards (“RSA”) awarded in 2021, calculated pursuant to FASB ASC Topic 718. See also Note 12, Share-Based Compensation, to our audited financial statements included in our annual report on form 10-K for the year ended December 31, 2021 filed with the SEC on April 5, 2022. Messrs. Halter, Patton and Mannes, have 44,656, 17,158 and 8,278 RSAs outstanding, respectively, as of December 31, 2021.

(2) Karen Hoffman joined the Board of Directors on October 29, 2021. Mrs. Hoffman will receive her first grant on July 1, 2022.

Code of Conduct and Code of Ethics for Senior Financial Officers

DXP has adopted a code of conduct for directors, officers (including DXP’s principal executive officer, principal financial and accounting officer and controller) and employees. Also, DXP has adopted a code of ethics for senior financial officers which includes executive financial officers (including DXP’s principal executive officer, principal financial and accounting officer and controller) and key financial managers. The Code of Conduct and Code of Ethics for Senior Financial Officers are available on DXP’s website at http://ir.dxpe.com/corporate-governance/governance-documents/default.aspx. DXP intends to post amendments to or waivers (to the extent applicable to DXP’s principal executive officer, principal financial officer or controller, or persons performing similar functions), if any, from its Code of Ethics for Senior Financial Officers at the same location on the DXP website.

Policy Regarding Restricted Transactions

Our directors and executive officers are prohibited from engaging in speculative transactions in Company securities, such as trading in puts and calls, or selling securities short. We have adopted a pledging limitation policy for our directors and executive officers restricting directors and executive officers from pledging shares of the Company and holding shares of the Company in margin accounts. Directors and executive officers of the Company may pledge shares or hold shares in margin accounts so long as all of the following policy requirements are met: (i) prior to pledging shares or holding shares in a margin account such director or executive officer shall obtain approval from the Chief Financial Officer, and (ii) in no event shall the total number of shares collectively pledged by our directors and executive officers exceed 10% of the Company’s total outstanding Common Stock.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 19, 2022 with respect to (i) persons known to DXP to be beneficial holders of five percent or more of the outstanding shares of either Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) named executive officers, directors and director nominees of DXP and (iii) all executive officers and directors of DXP as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power, as applicable, over the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock listed below. We calculated the percentage of shares outstanding based on 18,775,571 shares of Common Stock, 1,122 shares of Series A Preferred Stock, and 15,000 shares of Series B Preferred Stock outstanding as of April 19, 2022. In accordance with SEC regulations, we also include shares issuable upon exercise of options or settlement of restricted stock units (“RSUs”) or other derivative securities that are vested or exercisable, or will become vested or exercisable, within 60 days of April 19, 2022 (the “table date”). Those shares are deemed to be outstanding and beneficially owned by the person holding such option, RSU or other derivative security for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

NAME OF BENEFICIAL OWNER (1)	COMMON STOCK	%	SERIES A PREFERRED STOCK	%	SERIES B PREFERRED STOCK	%
David R. Little	1,384,500	7.4%	—	—	—	—%
Nick Little	810,659	4.3%	—	—	5,000	33.33%
Paz Maestas	631,363	3.4%	—	—	5,000	33.33%
Todd Hamlin	27,767	*	—	—	—	—%
John Jeffery	26,122	*	—	—	—	—%
Kent Yee	38,863	*	—	—	—	—%
Chris Gregory	21,444	*	—		—	—%
Timothy P. Halter, Director	44,656	*	—	—	—	—%
David Patton, Director	17,158	*	—	—	—	—%
Joseph R. Mannes, Director	8,278	*	—	—	—	—%
Other beneficial ownersI2)	652,172	*	—	—	5,000	33.34%
All executive officers and, directors as a group (14 persons)	3,672,814	19.6%	—	—	15,000	100.00%

BlackRock, Inc. (3)	2,872,658	15.3%	—	—	—	—%
Nantahala Capital Management, LLC (4)	1,223,258	6.5%	—	—	—	—%
Dimensional Fund Advisors LP (5)	837,501	4.5%	—	—	—	—%
The Vanguard Group (6)	1,064,951	5.7%	—	—	—	—%
American Century Investment Management Inc (7)	1,572,278	8.4%	—	—	—	—%

Donald E. Tefertiller (8)	—	—%	374	33.3%	—	—%
Norman O. Schenk (8)	—	—%	374	33.3%	—	—%
Charles E. Jacob (8)	—	—%	187	16.7%	—	—%
Ernest E. Herbert (8)	—	—%	187	16.7%	—	—%
*Less than 1%

(1)The address for all listed beneficial owners is 5301 Hollister St., Houston, Texas 77040, unless otherwise noted.
(2)Includes Chief Accounting Officer, Controller and other material related parties.
(3)Based solely on a Schedule 13G/A filed with the SEC on January 27, 2022, BlackRock, Inc. and its subsidiaries have sole voting power with respect to 2,841,059 shares and sole dispositive power with respect to 2,872,658 shares. The address for BlackRock, Inc., is 55 East 52nd Street, New York, NY 10055.
(4)Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022, Nantahala Capital Management, LLC.has shared voting and dispositive power with respect to 1,223,258 shares, that Nantahala Capital Management, LLC
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 28

shares with each of Messrs. Harkey and Mack, its managing members. The address for Nantahala Capital Management, LLC. is 130 Main St, New Canaan, CT 06840.
(5)Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022, Dimensional Fund Advisors LP has sole voting power with respect to 810,627 shares and sole dispositive power with respect to 837,501 shares. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(6) Based solely on a Schedule 13G/A filed with the SEC on February 9, 2022, The Vanguard Group has shared voting power with respect to 21,763 shares, sole dispositive power with respect to 1,064,951 shares and shared dispositive power with respect to 32,255 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(7) Based on a Schedule 13G/A filed with the SEC on February 4, 2022, (i) American Century Capital Portfolio, Inc. has sole voting and dispositive power with respect to 1,225,000 shares, (ii) American Century Investment Management, Inc. has sole voting power with respect to 1,540,377 of these shares and, sole dispositive power with respect to 1,572,278 shares, (iii) American Century Companies, Inc. has sole voting power with respect to 1,540,377 shares and sole dispositive power with respect to 1,572,278 shares, and (iv) Stowers Institute for Medical Research has sole voting power with respect to 1,540,377 shares and sole dispositive power with respect to 1,572,278 shares. American Century Companies, Inc. (“ACC”) is controlled by the Stowers Institute for Medical Research, that is a beneficial owner of these shares. American Century Investment Management, Inc. is a wholly-owned subsidiary of ACC. The address for The American Century Investment Management, Inc. is 4500 Main Street, Kansas City, MO 64111.
(8) The last known addresses for Donald Tefertilla, Norman O. Schenk, Charles Jacob and Ernest E. Herbert are 4425 Congressional Drive, Corpus Christi Texas 78413, 4415 Waynesboro, Houston, Texas 77035, P.O. Box 57, Kenner, Louisiana 70062 and 320 Time Saver Avenue, Harahan, LA 70123, respectively.

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS ("Say-on-Pay")

As required pursuant to Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is providing stockholders with an advisory (non-binding) vote to approve the compensation paid to our named executive officers (“NEOs”) as disclosed in this proxy statement. This advisory vote is commonly known as a ‘‘Say-on-Pay’’ vote. We currently hold a Say-on-Pay vote on an annual basis, and our next Say-on-Pay vote is expected to occur in 2023.

The Board recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the Company’s goals of linking pay to executive performance and levels of responsibility, encouraging our executive officers to remain focused on both short-term and long-term financial and strategic goals of the Company, and aligning the interests of our executive officers with the interests of our stockholders by linking executive performance to stockholder value.

At the 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”), over 80% of the votes cast were voted in favor of the Say-on-Pay resolution at the 2021 Annual Meeting.

Considering the strong level of support expressed by our shareholders for the executive compensation program for our then-NEOs, the Compensation Committee decided to continue to apply the same guiding philosophy and principles to subsequent decisions regarding NEO compensation. However, the Committee did decide to engage independent consultants to determine if there were areas to improve and as such there were some changes made to the 2021 NEO programs, as in the Compensation Discussion and Analysis section below. The Compensation Committee also continues to monitor voting policy changes adopted by our institutional stockholders and their advisors, and expect to continue to take those voting policies into account when considering changes to our executive compensation program.

At the Annual Meeting, the shareholders will vote on a non-binding, advisory resolution regarding the compensation of our NEOs. Our NEOs for the 2021 fiscal year were:

•David Little, President and Chief Executive Officer
•Kent Yee, Senior Vice President, Chief Financial Officer and Secretary
•Todd Hamlin, Senior Vice President, Sales
•John Jeffery, Senior Vice President, Supply Chain Services
•Chris Gregory, Senior Vice President, Chief Information Officer

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 29

Say-On-Pay Voting

We believe that our compensation policies and procedures are competitive, focused on pay-for-performance and strongly align with the long-term interests of our shareholders. This advisory shareholder vote, commonly known as “Say-on-Pay,” gives you as a shareholder the opportunity to express approval or withhold approval of the compensation we pay our named executive officers through voting for or against the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as disclosed in DXP’s 2022 proxy statement, which includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related discussion.”

The Company and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under the heading “Compensation Discussion and Analysis” in this proxy statement. As always, the Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.

Shareholders are encouraged to carefully review the “Compensation Discussion and Analysis” section of this proxy statement for a detailed discussion of our executive compensation program.

Because your vote is advisory, it will not be binding upon DXP or our Board. However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The Company conducts such “Say-on-Pay” votes on an annual basis, the next of which will occur at the 2023 Annual Meeting of Shareholders.

This proposal must be approved by the affirmative vote of the holders of shares representing at least a majority of the shares entitled to vote at the meeting and represented at the meeting, by person or proxy, by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal. Broker non-votes will not be treated as shares that are represented at the meeting for the purposes of this proposal and will have no effect on this proposal.

Board Recommendation

☑ Our Board recommends that you vote "FOR" the resolution to approve, on an advisory basis, the compensation of DXP's named executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is composed of Timothy Halter, Joseph R. Mannes, David Patton and Karen Hoffman. The purpose of the Compensation Committee is to review, approve and make recommendations to the Board on matters regarding the compensation of officers, directors, employees, consultants and agents of DXP and act as the administrative committee for any incentive compensation plans and equity-based plans of DXP. The Compensation Committee makes its compensation decisions based upon its own research and analysis, with input from the principal executive officer or chief executive officer other than with respect to his own compensation. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding from DXP for, compensation consultants, legal, accounting and other advisors as the Compensation Committee deems necessary to carry out its duties. The Compensation Committee had previously disclosed plans to engage an independent consultant to review NEO pay in 2021. As such, the Committee engaged Longnecker & Associates to review pay for fiscal 2021.

Role of the Independent Consultant
Engagement of Longnecker & Associates (“Longnecker”)

The Committee retained the services of Longnecker, an external independent executive compensation consultant, to assist the Committee in its review of executive compensation practices, including the competitiveness of pay levels, program design, market trends, and technical considerations.

Pursuant to SEC rules, the Committee has assessed the independence of Longnecker and, in 2021, the Committee concluded that no conflict of interest exists that would prevent Longnecker from providing independent advice to the
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 30

Committee. Longnecker does not provide any consulting advice to the Company, or any of its subsidiaries, outside the scope of executive compensation and will not do so without the prior consent of the Committee chair. Longnecker met with the Committee chair and the Committee outside the presence of management.

Market Compensation Data Analysis

In general, Longnecker provided the Company with external pay comparison data. The Committee recognizes that over-reliance on external comparisons can be of concern, and the Committee is mindful of the value and limitations of comparative data. Therefore, although the Committee used comparative data provided by Longnecker as one input in making certain of its NEO compensation decisions, such data is not the primary factor in the decision-making process.

In determining compensation opportunities for NEOs in 2021, the Committee considered peer group data (based on the companies discussed below) for select executive positions as a primary market reference point. As a secondary market reference point, the Committee reviewed pay levels from similarly sized revenue companies disclosed in published surveys. We did not select the constituent companies comprising the survey group, and the component companies’ identities were not a material factor in the applicable compensation analysis. The market information is considered a reference point rather than policy for reviewing competitiveness.

The Committee used this competitive market assessment as only one factor in its compensation decisions; the Committee also considered other factors including, but not limited to, each NEO’s time in their particular role, historical performance and, to a lesser extent, internal equity considerations.

Compensation Philosophy and Objectives

We have adopted a basic philosophy and practice of offering market competitive compensation that is designed to attract, retain and motivate a highly-qualified executive management team. With respect to our principal executive officer, principal financial officer and the other three most highly-compensated executive officers (collectively referred to as the “Named Executives”), this discussion describes our compensation philosophy and objectives, the methodologies used for establishing the compensation programs for the Named Executives and the policies and practices to administer such programs.

The Compensation Committee is comprised entirely of non-employee directors. In addition to offering market competitive compensation programs, we place significant emphasis on pay for results where the primary goal is to motivate executive management to achieve the business and strategic objectives that drive shareholder value. Our executive compensation programs have been designed to achieve the following objectives:

•attract and retain talented and experienced executives by offering market competitive compensation;
•encourage teamwork and support a pay-for-results policy; and
•motivate key executives to achieve strategic business initiatives and to reward them for their achievements.

In pursuit of these objectives, the Compensation Committee believes that the compensation packages provided to the Named Executives should include both base salary and incentive compensation, with an emphasis on pay that is based on DXP’s performance.

Key Recent Changes to Executive Compensation Program

DXP’s Compensation Committee regularly reviews our executive compensation program with a view toward continuous improvement and consideration of investor feedback. In recent years, the Committee has enhanced the program to reinforce the already-strong linkages (1) between pay and performance, (2) between the interests of our shareholders and the interests of our executive officers, and (3) between the Company’s strategic plan and executive compensation program. These improvements have included the introduction of a long-term incentive compensation program.

The Committee has enhanced our executive compensation program over the last several years to reinforce our performance-oriented culture and expects to continue to improve the program as appropriate, but also believes that consistent use of best-practice designs is important in effectively communicating key messages to our executives.
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As a result, the Committee does not revise the program to align with emerging trends unless it sees a clear business rationale for DXP.

Methodologies for Establishing Compensation

In determining the appropriate compensation levels for our Chief Executive Officer, the Compensation Committee meets outside the presence of all of our executive officers. With respect to the compensation levels of all other Named Executives, the Compensation Committee meets with our Chief Executive Officer who makes recommendations to the committee regarding the compensation of the other Named Executives.

What We Pay and Why: Overview of Key 2021 Program Elements

Chief Executive Officer

For the fiscal year ended December 31, 2021, the elements of the Chief Executive Officer compensation plan included:

•Base salary;
•Short-Term Annual Bonus incentive;
•Long-Term Incentive equity awards; and
•Broad-based benefits programs.

Short-Term Annual Bonus Incentive

Under the terms of the employment agreement with our Chief Executive Officer, he is entitled to receive a bonus of 5% of our profit before income tax, which is determined and paid on a quarterly basis and capped at 2x the CEOs base salary. The Compensation Committee can decide to pay all or a portion of this bonus in the form of cash or stock. The determination of whether the bonus is to be paid in cash or shares is to be made prior to the date on which the amount of the bonus is determined. If shares will be issued, the number of shares is determined by dividing the portion of the bonus to be paid by the closing price of a share of our Common Stock on the last day of the period for which the bonus was earned, rounded up to the nearest whole share. For 2019, 2020 and 2021, all incentive cash bonuses were paid in cash.

Long-Term Incentive Equity Awards

Historically, the Compensation Committee of the Board granted equity incentive awards to David R. Little. These equity awards are generally in the form of restricted stock that vest equally over a three-year period (on March 1st of each vesting year). The amount of these awards was determined by the Compensation Committee based on monetary thresholds based upon the increase of sales and net income for the preceding fiscal year. For the potential grant of awards in 2021 based on the Company's performance in the 2020 fiscal year, Mr. Little’s maximum possible award was 30,000 shares of the Company’s common stock. There were 14,500 shares awarded to Mr. Little in 2021 based upon fiscal 2020 performance, according to the table below.

After the conclusion of the fiscal year, the Compensation Committee determines the percentage of Mr. Little's potential maximum award that will be awarded based on thresholds previously set by the committee which correspond to various sales and net income growth levels for the preceding fiscal year. However, if sales and net income increase by 13% or more from the preceding fiscal year, the maximum 30,000 shares would be awarded, while growth of less than 1% in sales and net income result in no award of shares. Growth between 1% and 13% results in an award between zero and 30,000 shares, based on the sliding scale in the table below.
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Sales Growth (%)
Net Income Growth (%)%	<1	1 - 2	>2 - 4	>4 - 6	>6 - 8	>8 - 10	>10
<1	—	—	10	10	15	15	20
1 - 3	10	35	40	45	50	55	60
>3-6	15	40	45	50	55	60	70
>6-9	20	45	50	55	60	70	80
>9-11	25	50	55	60	70	80	90
>11-13	25	55	60	70	80	90	95
>13	25	60	65	80	90	95	100

*The numbers in the table are the percentage of the maximum award that would be received based on the combination of net income growth percentage results and sales growth percentage results.

CEO Long-Term Incentive Equity Award Changes in 2021
For fiscal 2021, the Compensation Committee revised the Long-Term Incentive equity award for the CEO after consultation and based upon the review with Longnecker & Associates. The Committee determined for fiscal 2021 that the CEO and NEO's would have a target long-term grant award based upon achieving a target EBITDA for 2021 that was paid out based upon achieving a percentage of the target with a threshold amount established at 70% of target.
All of these awards are granted pursuant to the 2016 Omnibus Incentive Plan.

Other Named Executives

The Compensation Committee carefully considers the recommendations of the Chief Executive Officer when making decisions on setting base salary and granting awards under the incentive cash bonus plan to other Named Executives. The Compensation Committee determines equity incentive awards for each Named Executive on a case by case basis. In making compensation determinations, the Compensation Committee acts on the recommendations of the Chief Executive Officer, with modifications as deemed appropriate by the Compensation Committee, for Named Executives other than the Chief Executive Officer. The Compensation Committee determines each element of compensation for the Chief Executive officer and the other Named Executives.

The allocation between cash and non-cash compensation for Named Executives is based on the Compensation Committee’s determination of the appropriate mix among base pay, annual cash incentives and long-term equity incentives to encourage retention and performance. For the fiscal year ended December 31, 2021, the elements of the compensation mix included:

•Base salary;
•Short-Term Incentive cash bonuses;
•Long-Term Incentive equity awards; and
•Broad-based benefits programs.

Base Salary

The Compensation Committee establishes the base salary of each Named Executive based on consideration of the individual’s performance and experience, Company performance and internal equitable considerations to support teamwork. The Compensation Committee considers the recommendations of our Chief Executive Officer in determining the appropriate base salary levels for the Named Executives, other than the Chief Executive Officer. The Compensation Committee considers the compensation of the Chief Executive Officers of other comparable publicly-held companies in determining the appropriate base salary for our Chief Executive Officer. Although the Compensation Committee believes that competitive base salaries are necessary to attract and retain a highly-qualified executive team, it believes that a significant portion of executive compensation should be based on a pay-for-results model.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 33

Short-Term Incentive Cash Bonuses

At the beginning of each year, our Chief Executive Officer makes a recommendation to the Compensation Committee, which the Committee reviews and approves, regarding whether our other Named Executives will receive an incentive cash bonus and, if so, how the incentive cash bonus will be calculated. For 2021, the Named Executives were eligible for a cash bonus. The cash bonus was calculated by multiplying our profit before income tax by two percentages. Profit before income tax, up to a maintenance amount (which was $46.7 million for 2021), was multiplied by a percentage referred to as the Maintenance Incentive Factor (which ranged on a sliding scale from 0% to a maximum of 1.14%). Profit before income tax above the maintenance amount was multiplied by a higher percentage referred to as the Growth Incentive Factor (which ranged on a sliding scale from 0% to a maximum of 4.00%). The 2021 cash bonus payout was capped at a base Growth Incentive Factor of 1.5%. See “2021 Summary Compensation Table — Non-Equity Incentive Plan Compensation” below for more details.

Long-Term Incentive Equity Awards

For fiscal 2021, the Compensation Committee revised the Long-Term Incentive equity award for the NEO's after consultation and based upon the review with Longnecker & Associates. The Committee determined for fiscal 2021 that the NEO's would have a target long-term grant award based upon achieving a target EBITDA for 2021 that was paid out based upon achieving a percentage of the target with a threshold amount established at 70% of target.

Other Equity-Based Compensation

The Compensation Committee also determines whether grants of equity-based compensation will be given to the other Named Executives each year based on the performance of the Company as a whole, the performance of the business unit for which the Named Executive is responsible and the contribution that the Named Executive made to the Company, together with a recommendation of our Chief Executive Officer. The equity-based compensation awarded to the Named Executives is determined by the Compensation Committee on a case-by-case basis and granted under the Company’s 2016 Omnibus Incentive Plan. See “Grants of plan-based awards" below for more details.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

Members of the Compensation Committee:
Timothy P. Halter (Chairman)
David Patton
Joseph R. Mannes
Karen Hoffman

Broad-Based Benefits Programs

Broad-based benefits, which are available to all employees, include health, dental, disability and life insurance, paid vacation time and company contributions to a 401(k) profit-sharing retirement plan. These benefits are provided in accordance with practices within the marketplace and, we believe, are a necessary element of compensation in attracting and retaining employees.

Executive Employment Agreements

DXP entered into an employment agreement effective January 1, 2004, as amended, with Mr. Little. The agreement was for an initial term of three years, renewable annually for a term to extend three years from such renewal date. The agreement provides for compensation of a minimum amount of $448,000 per year, to be reviewed at least annually for possible increases, monthly bonuses equal to 5% of the profit before tax of DXP as shown on the books and records of DXP at the end of each month and other perquisites in accordance with DXP policy (the Company computes and pays this bonus on a quarterly basis). The aggregate of the monthly bonuses in any calendar year must not exceed twice his annual base salary. In the event Mr. Little terminates his employment for “Good Reason” (as defined in the employment agreement), or is terminated by the Company for other than “Good
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 34

Cause” (as defined in the employment agreement), Mr. Little would receive a cash lump-sum payment equal to the sum of (i) the base salary for the remainder of the employment period under the agreement, (ii) an amount equal to the sum of the most recent 12 months of bonus paid to him, (iii) two times the sum of his current annual base salary plus the total of the most recent 12 months of bonuses, (iv) all compensation previously deferred and any accrued interest thereon, and any accrued vacation pay not yet paid by the Company, and (v) continuation of benefits under the Company’s benefit plans for the current employment period. Mr. Little is also entitled under the agreement to certain gross-up payments if an excise tax is imposed pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended, which imposes an excise tax on certain severance payments in excess of three times an annualized compensation amount following certain changes in control or any payment of distribution made to him. In the event of Mr. Little’s death while employed by DXP, his estate will receive Mr. Little’s base salary in equal bi-weekly installments for a period of twenty-four months after the month of his death. In 2019, the Compensation Committee increased Mr. Little’s base salary from $600,000 to $700,000.

Potential Payments Upon Termination or Change of Control

None of our Named Executives, other than Mr. Little is entitled to any payments from the Company in the event his employment by the Company terminates as a result of death or disability, or as the result of the voluntary or involuntary termination of his employment. None of our Named Executives are entitled to any payments upon a change of control of the Company pursuant to an employment agreement; however, acceleration of vesting events may occur in conjunction with our 2016 Omnibus Incentive Plan.

Mr. Little is not entitled to any payments from the Company in the event his employment by the Company terminates as a result of his voluntary termination other than for “Good Reason” (as defined in his employment agreement) or his involuntary termination by the Company for “Good Cause” (as defined in his employment agreement). In the event that the Company had terminated Mr. Little’s employment without “Good Cause” or he had voluntarily terminated with “Good Reason” on December 31, 2021, Mr. Little would have been entitled to a lump-sum severance payment of $6,438,943 and continuation of healthcare benefits and social club dues having a value of $187,692 for a total value of $6,626,635. In the event of Mr. Little’s death, his estate will receive Mr. Little’s base salary in equal bi-weekly installments for a period of twenty-four months after the month of his death. In the event Mr. Little had died on December 31, 2021, his family would have been entitled to payments totaling $1,400,000.

Internal Revenue Code Limits on Deduction of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to public corporations for compensation paid in excess of $1,000,000 for any fiscal year to the corporation’s chief executive officer and three other most highly compensated executive officers as of the end of any fiscal year (other than the Chief Financial Officer).

Administrative Policies and Practices

In administering the compensation programs of the Named Executives, the Compensation Committee meets at least four times a year in conjunction with regularly scheduled Board meetings. The Compensation Committee also meets telephonically to discuss special items (such as the payment of special bonuses). The Compensation Committee members regularly confer with our chief executive officer on matters regarding the compensation of the Named Executives, other than the chief executive officer, and other executive officers.

Hedging Policy

Our directors and executive officers are prohibited from engaging in speculative transactions in Company securities, such as trading in puts and calls, or selling securities short. See “Corporate Governance and Other Board Matters — Policy Regarding Restricted Transactions” above for more details.

Influence of Say-on-Pay Results on Executive Compensation Decisions

The Compensation Committee is attentive to the outcome of the shareholder “Say on Pay” vote. At the Company’s 2021 annual shareholder meeting, the holders of 15,338,840 shares of common stock cast votes for approval of the proposal and the holders of 2,054,611 shares of common stock cast votes against approval of the proposal, with 15,949 abstaining. In addition, all shares of Series A Preferred Stock and Series B Preferred Stock that cast votes at
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 35

the 2021 annual shareholder meeting cast votes for approval of the proposal. As the Company already holds annual “Say-on-Pay” votes, the Compensation Committee did not change any practices or programs as a result of the 2021 meeting’s “Say on Pay” vote outcome.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2021, the members of our Compensation Committee were Messrs. Mannes, Halter, Patton and Hoffman. No member of the Compensation Committee (a) was an officer or employee of the Company during 2021, (b) was formerly an officer of the Company, or (c) had any relationship that required disclosure under the section titled “Certain Relationships and Related Person Transactions.”

In addition, during the year ended December 31, 2021, none of our executive officers served as (a) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (b) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (c) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a director of the Company.

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EXECUTIVE OFFICERS

The following section sets forth the names and background of the executive officers.

Background of Executive Officers

NAME	POSITION	AGE
David R. Little	Chairman of the Board, President and Chief Executive Officer	70
Kent Yee	Senior Vice President/Chief Financial Officer	47
Nick Little	Senior Vice President/Chief Operating Officer	40
Paz Maestas	Senior Vice President/Chief Marketing & Technology Officer	42
Gene Padgett	Senior Vice President/Chief Accounting Officer	52
David C. Vinson	Senior Vice President/Innovative Pumping Solutions	71
John J. Jeffery	Senior Vice President/Supply Chain Services	54
Todd Hamlin	Senior Vice President/Sales	50
Chris Gregory	Senior Vice President/Chief Information Officer	48

David R. Little. Mr. Little’s biography is provided under “Information Regarding Board Nominees and Directors” above.

Kent Yee. Mr. Yee's biography is provided under "Information Regarding Board Nominees and Directors" above.

Nick Little. Mr. Little was appointed Senior Vice President/Chief Operating Officer in January 2021. Mr. Little began his career with DXP nearly twenty years ago as an application engineer. During his tenure at DXP, Mr. Little has held various roles of increasing responsibility including outside sales, Director of Operations and more recently as the Regional Vice President of Sales and Operations. As Chief Operating Officer, Mr. Little is responsible for the execution of the strategic direction of the Company and oversees sales, operations and inventory management & procurement of DXP. He holds a Bachelor of Business Administration in Finance from Baylor University.

Chris Gregory. Mr. Gregory was appointed Senior Vice President and Chief Information Officer in March of 2018. Mr. Gregory joined the Company in August 2006. From December 2014 until January 2018 he served as Vice President of IT Strategic Solutions. Prior to serving as Vice President of IT Strategic Solutions he served in various roles, including application developer, database manager as well as leading the business intelligence and application development departments. He holds a Bachelor of Business Administration and Computer Information Systems from the University of Houston and an MBA from The University of Texas at Austin, McCombs School of Business.

Paz Maestas. Mr. Maestas was appointed Senior Vice President/Chief Marketing and Technology Officer in January 2021. Mr. Maestas has been with DXP since 2002 and leads the Company's e-Commerce and Omni-Channel initiatives. In his 20 years with DXP, he has served in various roles and most recently as Vice President of Marketing and Operations. He holds a Bachelor of Science from the University of Texas at Austin.

Gene Padgett. Mr. Padgett was appointed Senior Vice President/Chief Accounting Officer in May 2018. Prior to joining the Company, Mr. Padgett spent ten years with Spectra Energy in several positions with increasing responsibility including General Manager of U.S. and Canadian Tax, Director of U.S. Operations Accounting and General Manager Corporate Accounting. Prior to Spectra Energy, he spent seven years with Duke Energy in various roles covering Corporate Accounting, Accounting Research and Policy and working as a divisional controller. Mr. Padgett started his career at PricewaterhouseCoopers.

David C. Vinson. Mr. Vinson was appointed Senior Vice President/Innovative Pumping Solutions in January 2006. He served as Senior Vice President/Operations of DXP from October 2000 to December 2005. From 1996 until October 2000, Mr. Vinson served as Vice President/Traffic, Logistics and Inventory. Mr. Vinson has served in various capacities with DXP since his employment in 1981.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 37

John J. Jeffery. Mr. Jeffery was appointed Senior Vice President of Supply Chain Services in May 2010. He oversees the strategic direction for the Supply Chain Services business unit driving innovative business development initiatives for organizational growth and visibility. He began his career with T.L. Walker, which was later acquired by DXP in 1991. During his tenure with DXP, Mr. Jeffery has served in various significant capacities including branch, area, regional and national sales management as well as sales, marketing, information technology and Service Center vice president roles. He holds a Bachelor of Science in Industrial Distribution from Texas A&M University and is also a graduate of the Executive Business Program at Rice University.

Todd Hamlin. Mr. Hamlin was appointed Senior Vice President of DXP Service Centers in June of 2010. Mr. Hamlin joined the Company in 1995. From February 2006 until June 2010 he served as Regional Vice President of the Gulf Coast Region. Prior to serving as Regional Vice President of the Gulf Coast Region he served in various capacities, including application engineer, product specialist and sales representative. From April 2005 through February 2006, Mr. Hamlin worked as a sales manager for the UPS Supply Chain Services division of United Parcel Service, Inc. He holds a Bachelor’s of Science in Industrial Distribution from Texas A&M University and a Master in Distribution from Texas A&M University. Mr. Hamlin serves on the Advisory Board for Texas A&M’s Master in Distribution degree program. In 2014, Mr. Hamlin was elected to the Bearing Specialists Association’s Board of Directors.

All officers of DXP hold office until the regular meeting of the Board following the Annual Meeting and until their respective successors are duly elected and qualified or their earlier resignation or removal.

2021 SUMMARY COMPENSATION TABLE

The following table shows the compensation earned by the Company and its subsidiaries for the years ended December 31, 2021, 2020, and 2019 to the Named Executives.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David R. Little President and CEO	2021	700,000	643,230	959,125	78,082	2,380,437
	2020	700,000	383,265	890,584	146,631	2,120,480
	2019	638,462	1,050,600	1,379,297	121,259	3,189,618
Kent Yee, Senior VP and CFO	2021	174,615	130,853	100,000	5,106	410,574
	2020	170,000	16,956	66,794	9,742	263,492
	2019	170,000	—	202,101	19,954	392,055
John Jeffery, Senior VP, Supply Chain Services	2021	170,000	64,500	78,558	18,095	331,153
	2020	170,000	—	44,525	11,271	225,796
	2019	170,000	—	202,101	25,877	397,978
Chris Gregory, Senior VP, Chief Information Officer	2021	174,615	25,800	93,218	19,198	312,831
	2020	170,000	16,956	44,524	6,513	237,993
	2019	170,000	—	202,101	18,500	390,601
Todd Hamlin, Senior VP, Sales	2021	170,000	25,800	85,535	13,967	295,302
	2020	170,000	—	66,794	11,076	247,870
	2019	170,000	—	202,101	22,432	394,533

(1)The amounts shown in the Stock Awards column reflect the full grant date fair value of restricted stock awards (“RSA”) awarded in 2021, 2020, and 2019, respectively, computed in accordance with applicable accounting guidance, as required by Securities and Exchange Commission regulations. See also Note 12, Share-Based Compensation, to our audited financial statements included in our annual report on form 10-K for the year ended December 31, 2021. The amounts shown in the Stock Awards column reflects shares granted as part of the incentive stock bonus and the other equity based compensation for our Named Executives as described further in Grant of Plan-Based Awards.
(2)Amounts disclosed under “Non-Equity Incentive Plan Compensation” represents bonuses earned during the indicated fiscal year based upon pre-tax income pursuant to DXP’s incentive cash bonus plans, described in Grants
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 38

of Plan-Based Awards, for services rendered in the indicated fiscal year. Bonus amounts earned are determined and paid quarterly.
(3)Amounts disclosed are derived from the chart below.

Amounts disclosed under “All Other Compensation” for 2021 consists of the following:

	ALL OTHER COMPENSATION
	David Little	Chris Gregory	Todd Hamlin	John Jeffery	Kent Yee
Other Compensation
401((K) Match	$5,800	$3,959	$4,967	$4,794	$756
Perquisites:
Personal use of company plane	44,394	—	—	—	—
Personal use of company-owned auto	—	15,239	—	3,530	4,350
Car allowance	—	—	9,000	—	—
Social club dues	27,888	—	—	9,771	—
TOTAL:	$78,082	$19,198	$13,967	$18,095	$5,106

OUTSTANDING EQUITY AWARDS

The following table sets forth certain information with respect to outstanding equity awards to the Named Executives as of December 31, 2021:

Outstanding Equity Awards at 2021 Fiscal Year End
	Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)*	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
David R. Little	10,000(1)	256,700	—	—
	9,000(2)	231,030	—	—
	21,000(3)	539,070	—	—
Chris Gregory	14,000(4)	359,380	—	—
	600(5)	15,402	—	—
	800(6)	20,536	—	—
Todd Hamlin	800(5)	20,536	—	—
John Jeffery	2,000(5)	51,340	—	—
Kent Yee	1,200(5)	15,402	—	—

(1) RSAs vest in one equal annual installment ending on March 1, 2022.
(2) RSAs vest in two equal annual installments commencing March 1, 2022 and ending on March 1, 2023.
(3) RSAs vest in three equal annual installments commencing April 6, 2022 and ending on April 6, 2024.
(4) RSAs vest in seven equal annual installments commencing February 1, 2022 and ending on February 1, 2028.
(5) RSAs vest in one equal annual installment ending on May 5, 2022.
(6) RSAs vest in two equal annual installments commencing March 5, 2022 and ending on March 5, 2023.
(7) RSAs vest in two equal annual installments commencing May 5, 2021 and ending on May 5, 2022.

* The market value of shares of stock is computed by multiplying the closing market price of our stock at the end of the last day of the completed fiscal year by the number of shares of stock set forth to the left of such figure.

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OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to option exercises and stock awards that vested during the fiscal year ending December 31, 2021 to the Named Executives.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
David R. Little	—	—	14,500	441,525
Chris Gregory	—	—	2,600	68,834
Todd Hamlin	—	—	—	—
John Jeffery	—	—	—	—
Kent Yee	—	—	600	19,614

(1)Value realized on vesting is calculated by multiplying the closing price of our shares on the NASDAQ on the date of vesting by the number of gross shares that vested on such date, including any shares subsequently withheld in satisfaction of requisite tax withholding.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended December 31, 2021 to the Named Executives.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards : Numbers of Shares of Stock or Units (#)	All Other Stock Awards : Numbers of Securities Underlying Options (#)	Exercise or Base Price of Option Award ($/SH)
		Threshold ($)	Target ($)	Max ($)	Threshold #	Target #	Max #
											Grant Date Fair Value of Stock Awards ($)(3)
David R. Little	3/1/2020	—	(2)	1,400,000	—	—	30,000	21,000	—	—	$643,230
Chris Gregory	5/5/2020	—	(1)	—	—	—	—	800	—	—	25,800
Todd Hamlin	—	—	(1)	—	—	—	—	800	—	—	25,800
John Jeffery	—	—	(1)	—	—	—	—	2,000	—	—	64,500
Kent Yee	5/5/2020	—	(1)	—	—	—	—	4,250	—	—	130,853

(1)
For 2021, the Named Executives were eligible for a cash bonus based on the Company’s performance for that year. The cash bonus was calculated by multiplying our profit before income tax by two percentages. Profit before income tax, up to a maintenance amount (which was $46.7 million for 2021), was multiplied by a percentage referred to as the Maintenance Incentive Factor (ranging from 0.00% to 1.14%). Profit before income tax above the maintenance amount was multiplied by a higher percentage referred to as the Growth Incentive Factor (ranging from 0.00% to 3.43%). The Maintenance Incentive Factor and Growth Incentive Factor vary on a sliding scale based on the amount of the income before taxes relative to sales for that year. The 2021 cash bonus payout was capped at a base growth incentive factor of 1.5%. The actual amount earned by each of the Named Executives for fiscal year ended December 31, 2021 is set forth in the 2021 Summary Compensation Table under the column Non-Equity Incentive Plan Compensation. The Named Executives were not granted any shares under this program for 2021.

(2)
Under the terms of the employment agreement with Mr. Little, he could receive a bonus of 5% of our profit before income tax, which is determined and paid on a quarterly basis, capped at 2x the CEO's base salary. The Compensation Committee can decide to pay all or a portion of this bonus in the form of restricted stock. For 2021, the Compensation Committee decided to pay this bonus in cash. In 2021, the maximum incentive bonus for Mr. Little was $1,400,000, of which he earned $959,125 in cash. In addition, Mr. Little could also earn an additional 30,000 shares in restricted stock associated with his long-term incentive plan, if certain sales and net income targets were met, as described further above. Mr. Little was granted 21,000 shares under this program for 2020.

(3)
Represents the full grant date fair value of each award computed in accordance with applicable accounting guidance, as required by Securities and Exchange Commission regulations. See also Note 12, Share-based Compensation, to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2021.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 40

CEO PAY RATIO

Pursuant to the Dodd-Frank Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the total annual compensation of the principal executive officer (“PEO”), Mr. Little, to the median employee’s annual total compensation. Our methodology, material assumptions and estimates for the calculation of this ratio is described below.

•The median employee was identified as of December 31, 2021 by calculating the median for total cash compensation for 2021 for all full-time, part-time, seasonal, or temporary employees (excluding our CEO), whether located in the U.S., Canada, or the United Arab Emirates.
•Total cash compensation for each employee is used as our consistently applied compensation measure, and this number is derived from amounts reported in our payroll records. The Company believes that total cash compensation is an appropriate measure to identify the median employee, since the use of long-term equity compensation is not widespread at the Company.
•If a full-time or part-time employee was not employed by the Company for the entirety of the year, an annualized total compensation was calculated for that employee; however, part-time employees were not converted to full-time as part of this annualization.
•After we identified the median employee based on total cash compensation, we calculated the annual total compensation for both Mr. Little and the median employee using the methodology for calculating the total compensation set forth in the Summary Compensation Table (“SCT”) of this proxy statement. Our annual total compensation in 2021 was determined to be $50,000 for our median employee and $2,380,437 for Mr. Little.
•The CEO pay ratio was then calculated by dividing the annual total compensation for Mr. Little by the annual total compensation for the median employee, which yielded the ratio of 48:1. Thus, we estimate that Mr. Little’s 2021 annual total compensation was approximately 48 times that of our median employee.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 41

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, the board has appointed PricewaterhouseCoopers, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022. The board is seeking ratification of the appointment of PricewaterhouseCoopers, LLP for the 2022 fiscal year. Shareholder ratification of the selection of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for the 2022 fiscal year is not required by our bylaws, state law or otherwise. However, the board is submitting the selection of PricewaterhouseCoopers, LLP to our shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will consider this information when determining whether to retain PricewaterhouseCoopers, LLP for future services.

At the Annual Meeting, shareholders will be asked to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers, LLP. This proposal must be approved by the affirmative vote of the holders of shares representing at least a majority of the shares entitled to vote at the meeting and represented at the meeting, by person or proxy, by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal.  Ratification of the appointment of PricewaterhouseCoopers, LLP is a ‘routine’ matter and therefore brokers may vote shares on behalf of shareholders in their own discretion if no instructions are provided on how to vote on this matter.  Representatives of PricewaterhouseCoopers, LLP are expected to be in attendance at the Annual Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to questions.

Board Recommendation

☑ Our Board recommends that you vote "FOR" the ratification of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for 2021.

PRINCIPAL AUDITOR FEES AND SERVICES

McConnell & Jones LLP (“McConnell Jones”) served as independent auditors for the fiscal year ended December 31, 2021.

As previously reported on November 12, 2021, Moss Adams LLP ("Moss Adams") gave the Company notice that it was resigning as the Company’s independent registered public accounting firm effective upon the Company’s filing of its quarterly report on Form 10-Q for the quarter ended September 30. 2021. As a result of that decision, Moss Adams also indicated that it would take no further action on the integrated audit of the Company’s financial statements as of and for the year ending December 31, 2021, or the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021. As a result, the Company engaged McConnell & Jones LLP to serve as its independent registered public accounting firm for fiscal 2021, replacing Moss Adams. The change in accountants was approved by the Company’s Audit Committee and full Board of Directors.

As previously reported in the Company’s Form 8-K filed with the SEC on October 7, 2021, the management and the Audit Committee of the Company, after consultation with Moss Adams concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2020, 2019 and 2018, as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021 (the “Original Form 10-K”), and its unaudited condensed consolidated financial statements for the quarter ended March 31, 2021, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021 required restatement to correct for the impact of aged unvouchered purchase orders included in trade accounts payable and other immaterial prior-period items. The Company has subsequently amended and refiled with the SEC the Original Form 10-K and Original Form 10-Q.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 42

Moss Adams LLP served as independent auditors for the fiscal year ended December 31, 2020.

The following table shows the fees incurred by DXP for the audit and other services provided by McConnell Jones and Moss Adams for 2021 and 2020.

	2021	2020
Audit Fees (1)	$1,529,333	$1,582,745
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,529,333	$1,582,745
(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements and performance of procedures related to registration statements. These fees do not include $777K of audit fees paid to Moss Adams in 2021 prior to its resignation.

The Audit Committee considers the provision of services by McConnell Jones, if any, not related to the audit of DXP’s financial statements and the review of DXP’s interim financial statements when evaluating McConnell Jones independence.

The Audit Committee pre-approves all audit and permissible non-audit services by its independent registered public accountant prior to the receipt of such services. All services for the fiscal years ended December 31, 2021 and 2020 set forth in the table above were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee works closely with management, as well as with DXP’s independent auditors. The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with management and the independent auditors. The Audit Committee also has discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on its discussions with management and with the Company’s independent auditors and on its own review of the Company’s financial statements, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Members of the Audit Committee

Joseph R. Mannes (Chairman)
Timothy P. Halter
David Patton
Karen Hoffman

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Under DXP's Related Person Transactions, the Audit Committee of the Board is required to review and if appropriate approve all related person transactions, prior to consummation whenever practicable. If advance approval of a related person transaction is not practicable under the circumstances or if DXP management becomes aware of related person transaction that has not been previously approved or ratified, the transaction is submitted to the Committee at the Committee's next meeting. The Committee is required to review and consider all relevant information available to it about each related person transaction, and a transaction is considered approved or ratified if the Committee authorizes it according to terms satisfactory to the Committee after full disclosure of the related person's interest in the transaction. Related person transactions of an ongoing nature are reviewed annually by senior management and the Committee. The definition of "related person transactions" for purpose of the Committee covers the transactions that are required to be disclosed under Item 404(a) of Regulations S-K under the Securities Exchange Act.
DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 43

The Board has adopted written policies and procedures, to be applied by the Audit Committee of the Board, for review, approval or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transactions in which DXP is a participant, the amount involved exceeds $120,000 and any director, executive officer or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. Any such proposed transaction is reviewed by the Audit Committee of the Board to determine, among other things, the benefits of the transaction to DXP, the availability of other sources of comparable products or services and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties.

Relationships and Related Party Transactions

During 2012 and 2013, the Company entered into multiple lease agreements for office space for a corporate location in a building owned by an entity controlled by Mr. Little. Charges incurred during 2021 for these leases amounted to $0.8 million. The Company will enter into more leases as DXP employees currently located at our current primary corporate location continue to migrate to the office building owned by an entity controlled by Mr. Little.

The Company employs six people who work for David Little maintaining real estate owned by Mr. Little. Mr. Little reimburses the Company for the cost of these employees including salaries, payroll taxes, 401(k) matching, health insurance at the COBRA rate, vehicles, fuel and supplies. The cost to Mr. Little for these employees during 2021 was $0.2 million.

During 2015, the Company entered into a lease agreement for warehouse and office space for a Service Center location in a building owned by an entity in which Jay Randle, a retired senior vice president, Nicholas Little, son of David Little, Kasey Maestas, daughter of David Little, and Andrea Gentle, daughter of David Little, hold a controlling interest. Charges incurred during 2021 for the lease amounted to $0.2 million. In February 2016, Jay Randle retired from the Company.

During 2015, DXP entered into an agreement to form an entity for which DXP is the primary beneficiary and owns 47.5% of the equity. The remaining 52.5% of the equity ownership includes employee Mark Weidman. At December 31, 2021, the total assets of the entity were $3.5 million, and consolidated losses for the year ended December 31, 2021 were $0.9 million.

Nicholas Little, Regional Vice President, son of David Little, earned $295,223 during 2021. Mr. Paz Maestas, Vice President/Operations Support, son-in-law of David Little, earned $291,633 during 2021. Mr. Matt Gentle, Vice President, Metal Working Product Division, son-in-law of David Little, earned $311,590 during 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”), requires DXP’s officers, directors and persons who own more than 10% of a registered class of DXP equity securities to file statements on Form 3, Form 4 and Form 5 with the Securities and Exchange Commission regarding ownership. Officers, directors and greater than 10% shareholders are required by Section 16(a) to furnish us with copies of all Section 16(a) reports which they file. Based solely on (a) a review of (i) Forms 3 and 4, including any amendments thereto, filed electronically with the Securities and Exchange Commission during fiscal year 2021, and (ii) Forms 5, including any amendments thereto, filed electronically with the Securities and Exchange Commission with respect to fiscal year 2021, and (b) written representations from reporting persons that no Form 5s were required, we believe that all Section 16(a) filing requirements were met during the fiscal year ended December 31, 2021, except that Mr. Little filed three late Form 4s (reporting five transactions), Mr. Gregory filed three late Form 4s (reporting six transactions), Mr. Yee filed three late Form 4 (reporting five transaction), Mr. Padgett filed three late Form 4s (reporting three transactions), Mr. Wick filed two late Form 4s (reporting two transaction), Mr. Vinson filed one late Form 4 (reporting one transaction), Mr. Jeffery filed one late Form 4 (reporting one transaction), Mr. Hamlin filed one late Form 4 (reporting one transaction),and Mr. Mannes filed one late Form 4 (reporting two transactions).

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 44

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of December 31, 2021, relating to our equity compensation plans pursuant to which grants of options, restricted stock, or certain other rights to acquire our shares may be granted from time to time.

Plan Category	Number of Shares to be issued on exercise of outstanding options	Weighted average exercise price of outstanding options	Non-vested restricted shares outstanding	Weighted average grant price	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	N/A	N/A	112,044	$31.72	559,024
Equity compensation plans not approved by security holders	N/A	N/A	N/A	N/A	N/A
TOTAL	N/A	N/A	112,044	$31.72	559,024

PROPOSALS FOR NEXT ANNUAL MEETING

Any proposals of shareholders intended to be included in DXP’s proxy statement for the 2023 Annual Meeting of Shareholders must be received by DXP at its principal executive offices, 5301 Hollister St., Houston, Texas 77040, no later than January 7, 2022, in order to be included in the proxy statement and form of proxy relating to that meeting.

Any shareholder who wishes to bring a proposal or nominate a person for election to our Board at the 2023 Annual Meeting of Shareholders must provide written notice of the proposal or nomination to our Corporate Secretary, at our principal executive offices, between February 18, 2022 and March 20, 2023, which is 90 to 120 days prior to the one year anniversary of the upcoming Annual Meeting. In addition, our shareholders must comply with the requirements of the SEC related to nominations and shareholder proposals and the procedural requirements in our bylaws, which shareholders can obtain from us upon request and which are also on file with the SEC. These requirements are separate and apart from and in addition to the requirements of federal securities laws with which a shareholder must comply to have a shareholder proposal included in DXP’s proxy statement under Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Our bylaws provide that if a shareholder wishes to nominate a person for election as director (which is separate from simply recommending someone to be considered by our Nominating and Governance Committee for inclusion on the Company’s slate of directors) or to propose other business to be considered at one of our annual meetings of shareholders, that shareholder must follow the procedures contained in our bylaws and satisfy the requirements of Regulation 14A of the Securities Exchange Act of 1934. The shareholder proposing such business or making such nomination must be a shareholder of record of our Company on the date the nomination is delivered to our Corporate Secretary and at the time of our annual meeting and be entitled to vote at the annual meeting. The proposal or nomination must be received by our Corporate Secretary at our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered not earlier than the close of business 120 days prior to the annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting or 10 days following our first public announcement of the date of the annual meeting. In addition, if the number of directors to be elected to our Board at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s nomination shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which we first make such public announcement. These time periods are designed to allow us time to adequately consider all proposals and nominees.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 45

To be considered, each nomination must include the following information:

•all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

•the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

•a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert with them, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with him, on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any of their respective affiliates or associates or persons acting in concert with any such person, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

•a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made, the form of which questionnaire will be provided by our Corporate Secretary upon written request; and

•a written representation and agreement, in the form provided by our Corporate Secretary upon written request, that the nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the nominee, if elected as a director, will act or vote on any issue or question that has not been disclosed to us or that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law, is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as our director that has not been disclosed to us, and in the nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as our director, and will comply with all of our applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines.

To be considered, proposals for business to be considered by our shareholders at an annual meeting, other than the nomination of persons for election as directors, must include the following information:

•a brief description of the business desired to be brought before the annual meeting;

•the reasons for conducting such business at the annual meeting;

•the text of the proposal or business, including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment;

•any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;

•a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons, including their names, in connection with the proposal of such business by such shareholder; and

•as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 46

–the name and address of such shareholder, as they appear on our books, and of such beneficial owner, if any,

–the class or series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by such shareholder and by such beneficial owner,

–any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our capital stock, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital or otherwise directly or indirectly owned beneficially by such shareholder and by such beneficial owner, if any,

–any other direct or indirect opportunity held or owned beneficially by such shareholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of our shares,

–any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or beneficial owner, if any, has a right to vote any shares of any of our securities,

–any short interest in any of our securities,

–any right to dividends on our shares of capital stock owned beneficially by such shareholder or such beneficial owner, if any, which right is separated or separable from the underlying shares,

–any proportionate interest in shares of our capital stock or derivative instrument held, directly or indirectly, by a general or limited partnership in which such shareholder or such beneficial owner, if any, is a general partner or with respect to which such shareholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and

–any performance-related fees, other than an asset-based fee, to which such shareholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of our shares or derivative instruments, if any, in each case with respect to the information required to be included in the notice.

Such information must include any such interests held by members of such shareholder’s or such beneficial owner’s immediate family sharing the same household. All such information must be supplemented by such shareholder and such beneficial owner, if any, not later than 10 days after the record date for the annual meeting to disclose such ownership as of the record date, 10 days before the annual meeting date, and immediately prior to the commencement of the annual meeting, by delivery of such supplemented information to our Corporate Secretary. Such information shall also include any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, a representation that the shareholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee or otherwise to solicit proxies from shareholders in support of such proposal or nomination.

The proposing shareholder must also include such other information as we may reasonably require or that is otherwise reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of our Company, to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any of our publicly-disclosed corporate governance guidelines or committee charters; including our policy governing director qualifications and nominations, and that could be material to a reasonable shareholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 47

INCORPORATION BY REFERENCE
The Compensation Committee Report on Executive Compensation and the Report of the Audit Committee are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings that DXP makes under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that DXP specifically incorporates this information by reference. In addition, the website addresses contained in this proxy statement are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement and is not incorporation herein by reference.

OTHER MATTERS

We know of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

The cost of solicitation of proxies in the accompanying form will be paid by DXP. In addition to solicitation by use of the mails, certain directors, officers or employees, who will not receive any additional compensation for the solicitation of proxies, may solicit the return of proxies by telephone, facsimile or personal interview.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 48

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D86064-Z82730 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DXP ENTERPRISES, INC.

The Board of Directors recommends you vote FOR the following.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

The Board of Directors recommends you vote FOR Proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 49

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 50

DXP ENTERPRISES, INC.
PROXY - ANNUAL MEETING OF SHAREHOLDERS – SERIES A PREFERRED STOCK
June 10, 2022, 10:00 AM

Notice of Internet Availability of Proxy Material:
The Notice of Meeting, proxy statement and annual report are available at http://materials.proxyvote.com/233377.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Series A Preferred Stock of DXP Enterprises, Inc. (“DXP”) hereby appoints David R. Little and Kent Yee, or either of them, as proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Friday, June 10, 2022, at 10:00 a.m., Central Time, at the principal executive offices of DXP, 5301 Hollister St., Houston, Texas 77040 and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return to the Corporate Secretary, 5301 Hollister St., Houston, Texas 77040.

 (1) Election of directors:

NOMINEES:
(01) David R. Little, (02) Kent Yee, (03) Joseph R. Mannes, (04) Timothy P. Halter (05) David Patton and
(06) Karen Hoffman

For All	Withhold All	For All Except
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

__________________________________________________

 (2) Approve, on a non-binding, advisory basis, the compensation of the named executive officers:

For	Against	Abstain
☐	☐	☐

(3) Ratify the appointment of PricewaterhouseCoopers, LLP, as the independent registered public accounting firm of DXP for the year ended December 31, 2022:

For	Against	Abstain
☐	☐	☐

In their discretion, the above-named proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not receive notice of the matter, in accordance with the bylaws or pursuant to Rule 14a-4(c) under the Exchange Act and the time frames contained therein, to be presented at the 2022 Annual Meeting of Shareholders after the close of business on the 120th day and prior to the close of business on the 90th day before the anniversary of the preceding year’s annual meeting, and (z) on other matters which may properly come before the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof or other matters permitted by Rule 14a-4(c) under the Exchange Act.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 51

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted (i) “FOR” the election of all of the director nominees named in Item 1, or if any one or more of the nominees becomes unavailable, “FOR” another nominee or other nominees to be selected by the Board of Directors, and (ii) “FOR” approval of Items 2 and 3.

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature of Shareholder(s):	Date:

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 52

DXP ENTERPRISES, INC.
PROXY - ANNUAL MEETING OF SHAREHOLDERS – SERIES B PREFERRED STOCK
June 10, 2022, 10:00 AM

Notice of Internet Availability of Proxy Material:
The Notice of Meeting, proxy statement and annual report are available at http://materials.proxyvote.com/233377.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Series B Preferred Stock of DXP Enterprises, Inc. (“DXP”) hereby appoints David R. Little and Kent Yee, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Friday, June 10, 2022, at 10:00 a.m., Central Time, at the principal executive offices of DXP, 5301 Hollister St., Houston, Texas 77040 and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return to the Corporate Secretary, 5301 Hollister St., Houston, Texas 77040.

(1) Election of directors:

NOMINEES:
(01) David R. Little,(02) Kent Yee,(03) Joseph R. Mannes(04) Timothy P. Halter,(05) David Patton and
(06 Karen Hoffman

For All	Withhold All	For All Except
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

__________________________________________________

(2) Approve, on a non-binding, advisory basis, the compensation of the named executive officers:

For	Against	Abstain
☐	☐	☐

(3) Ratify the appointment of PricewaterhouseCoopers, LLP, as the independent registered public accounting firm of DXP for the year ended December 31, 2022:

For	Against	Abstain
☐	☐	☐

In their discretion, the above-named proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not receive notice of the matter, in accordance with the bylaws or pursuant to Rule 14a-4(c) under the Exchange Act and the time frames contained therein, to be presented at the 2022 Annual Meeting of Shareholders after the close of business on the 120th day and prior to the close of business on the 90th day before the anniversary of the preceding year’s annual meeting, and (z) on other matters which may properly come before the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof or other matters permitted by Rule 14a-4(c) under the Exchange Act.

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 53

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted (i) “FOR” the election of all of the director Nominees named in Item 1, or if any one or more of the nominees becomes unavailable, “FOR” another Nominee or other nominees to be selected by the Board of Directors, and (ii) “FOR” approval of Items 2 and 3.

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature of Shareholder(s):	Date:

DXP ENTERPRISES, INC. 2022 PROXY STATEMENT 54